SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 25, 2005


                        ANTEON INTERNATIONAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

            Delaware                   001-31258                13-3880755
  (State or Other Jurisdiction      Commission File            (IRS Employer
        of Incorporation)               Number)             Identification No.)

          3211 Jermantown Road, Suite 700
                 Fairfax, Virginia                              22030-2801
      (Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (703) 246-0200

                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      On February  25,  2005,  the Board of  Directors  of Anteon  International
Corporation, a Delaware corporation (the "Company"), elected Paul J. Kern, General U.S. Army (retired), and Michael T. Smith to fill vacancies on the Board as Class II and Class III directors, respectively, of the Company. Mr. Kern was also designated and appointed to serve as a member of the Nominating and Corporate Governance and Strategy Committees. Mr. Smith was designated and appointed to serve as a member of the Audit Committee.

      Press releases announcing Gen. Kern's and Mr. Smith's election to the Board were issued on February 28, 2005 and March 2, 2005, respectively. A copy of each press release is attached to this Current Report on Form 8-K. The information contained in this press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such press release be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

Exhibit No.     Description
-----------     -----------

99.1             Press  Release,   dated  February  28,  2005,   announcing  the
                 appointment of Paul J. Kern as a director of the Company.

99.2 Press Release, dated March 2, 2005, announcing the appointment of Michael T. Smith as a director of the Company.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ANTEON INTERNATIONAL CORPORATION

Date: March 2, 2005                          /s/ Curtis L. Schehr
-------------------                          --------------------------------
                                                 Curtis L. Schehr
                                                 Senior Vice President,
                                                 General Counsel and Secretary


--------------------------------------------------------------------------------

                                  Exhibit Index

The following is a list of the Exhibits furnished herewith.

Exhibit No.     Description
-----------     -----------

99.1             Press  Release,   dated  February  28,  2005,   announcing  the
                 appointment of Paul J. Kern as a director of the Company.

99.2 Press Release, dated March 2, 2005, announcing the appointment of Michael T. Smith as a director of the Company.